As filed with the Securities and Exchange Commission on April 15, 2011

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 15, 2011

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 15, 2011, Bank of America Corporation (the “Registrant”) announced financial results for the first quarter ended March 31, 2011, reporting first quarter net income of $2.0 billion and diluted earnings per common share of $0.17. A copy of the press release announcing the Registrant’s results for the first quarter ended March 31, 2011 as well as certain earnings related slides for use in connection with an earnings investor conference call and webcast are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated by reference herein.

The information provided under Item 2.02 of this Report, including Exhibit 99.1 and Exhibit 99.2, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 7.01. REGULATION FD DISCLOSURE.

On April 15, 2011, the Registrant will hold an investor conference call and webcast to disclose financial results for the first quarter ended March 31, 2011. The Supplemental Information package for use during this conference call and webcast is furnished herewith as Exhibit 99.3 and incorporated by reference in this Item 7.01. All information in the Supplemental Information package is presented as of the particular date or dates referenced therein, and the Registrant does not undertake any obligation to, and disclaims any duty to, update any of the information provided.

The information in the preceding paragraph, as well as Exhibit 99.3 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933.

ITEM 8.01. OTHER EVENTS.

On April 15, 2011, the Registrant announced that it, including its legacy Countrywide Financial Corporation affiliates, has reached an agreement with Assured Guaranty Ltd. and its subsidiaries (“Assured”) to resolve all of the monoline insurer’s outstanding and potential repurchase claims related to alleged representations and warranties breaches involving 29 first- and second-lien residential mortgage-backed securitization trusts where Assured provided financial guarantee insurance. The agreement also resolves historical loan servicing issues and other potential liabilities with respect to these trusts. A copy of the press release in which the Registrant announced the agreement with Assured is attached hereto as Exhibit 99.4 and incorporated herein by reference.

The information provided under Item 8.01 of this Report, including Exhibit 99.4, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed, or furnished in the case of Exhibit 99.3, herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated April 15, 2011 with respect to the Registrant’s financial results for the first quarter ended March 31, 2011

99.2	Select earnings related slides for use on April 15, 2011 with respect to the Registrant’s financial results for the first quarter ended March 31, 2011

99.3	Supplemental Information for use on April 15, 2011 with respect to the Registrant’s financial results for the first quarter ended March 31, 2011

99.4	Press Release dated April 15, 2011 of the Registrant with respect to its agreement with Assured Guaranty Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Neil A. Cotty
Neil A. Cotty
Chief Accounting Officer

Dated: April 15, 2011

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated April 15, 2011 with respect to the Registrant’s financial results for the first quarter ended March 31, 2011

99.2	Select earnings related slides for use on April 15, 2011 with respect to the Registrant’s financial results for the first quarter ended March 31, 2011

99.3	Supplemental Information for use on April 15, 2011 with respect to the Registrant’s financial results for the first quarter ended March 31, 2011

99.4	Press Release dated April 15, 2011 of the Registrant with respect to its agreement with Assured Guaranty Ltd.